INCOME TAX	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAX
INCOME TAX
Income tax expense (benefit) attributable to net loss before income taxes consists of:

	Years Ended December 31,
	2013	2012	2011
	(In thousands)
Current:
Federal	$(2)	$(8)	$(174)
State	112	98	168
	110	90	(6)
Deferred:
Federal	(4,189)	—	—
State	(703)	—	(420)
	(4,892)	—	(420)
Income tax expense (benefit)	$(4,782)	$90	$(426)

Income tax expense (benefit) attributable to net loss before income taxes differed from the amounts computed by applying the statutory Federal income tax rate of 34% to pre-tax income as a result of the following:

	Years Ended December 31,
	2013	2012	2011
	(In thousands)
Computed tax benefit at statutory rate	$(4,389)	$(4,615)	$(12,683)
Increase (decrease) in tax expense resulting from:
Tax depletion in excess of basis	(6,187)	(4,782)	(3,820)
Non-deductible interest expense	—	—	3,717
Noncontrolling interest	1,167	2,188	1,283
State income taxes, net	(2,506)	(3,427)	(4,548)
Change in valuation allowance for net deferred tax assets	15	8,571	2,923
Indian Coal Tax Credits	92	83	(122)
Federal and state NOL expiration	—	153	11,226
Change in state effective tax rate	6,202	2,049	1,310
Other, net	824	(130)	288
Income tax expense (benefit)	$(4,782)	$90	$(426)

For the year ended December 31, 2013, the Company recorded a tax benefit of approximately $4.9 million due to non-cash income tax expense related to gains recorded within other comprehensive income during 2013. Generally accepted accounting principles, or GAAP, requires all items be considered, including items recorded in other comprehensive income, in determining the amount of tax benefit that results from a loss from continuing operations that should be allocated to continuing operations. In accordance with GAAP, the Company recorded a tax benefit on its loss from continuing operations, which was exactly offset by income tax expense on other comprehensive income as follows:

	Loss From Continuing Operations	Other Comprehensive Income	Total Comprehensive Income
	(In thousands)
Pre-allocation	$110	$—	$110
Tax allocation	(4,892)	4,892	—
As presented	$(4,782)	$4,892	$110

Components of OCI gain:
	Gross	Tax Allocation
Pension	$32,464	$1,772
Post-retirement benefits	57,235	3,123
Unrealized gain (loss) on securities	(57)	(3)
Total	$89,642	$4,892

The PPACA reduces the tax benefits available to an employer that receives the Medicare Part D subsidy beginning in years ending after December 31, 2010. As a result of the PPACA, employers that receive the Medicare Part D subsidy will recognize the deferred tax effects of the reduced deductibility of the postretirement prescription drug coverage in the period the PPACA was enacted. On March 30, 2010, a companion bill, the Reconciliation Act, was signed into law. The Reconciliation Act reduces the effect of the PPACA on affected employers by deferring for two years (until years ending after December 31, 2012) the reduced deductibility of the postretirement prescription drug coverage. Accounting for income taxes requires that the effect of adjusting the deferred tax asset for the elimination of this deduction be included in income from continuing operations. However, entities that have a full valuation allowance for this deferred tax asset would recognize a related decrease in the valuation allowance. As the Company has a full valuation allowance against its related deferred tax asset, this change in tax law regarding the Medicare Part D subsidy will not have an effect on the Company’s income from continuing operations.
On September 13, 2013, the IRS issued T.D. 9636, Guidance Regarding Deduction and Capitalization of Expenditures Related to Tangible Property (the Repairs Regulations) under IRC Sections 162(a) and 263(a) with an effective date of January 1, 2014. These address when costs incurred to acquire, produce or improve tangible property must be capitalized or may be deducted as incurred. Management is currently reviewing and analyzing the final repair Regulations and have estimated the effect to be a reduction in the deferred tax asset of approximately $4.5 million, tax effected. The amount will be confirmed as new data is analyzed and when the companion Regulations governing general asset accounts and the disposition of depreciable property are finalized.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	December 31,
	2013	2012
	(In thousands)
Deferred tax assets:
Federal net operating loss carryforwards	$89,698	$84,330
State net operating loss carryforwards	26,509	28,700
Alternative minimum tax credit carryforwards	7,179	6,973
Charitable contribution carryforwards	146	132
Indian Coal Tax Credit carryforwards	25,499	25,591
Accruals for the following:
Workers’ compensation	2,726	3,592
Postretirement medical benefit and pension obligations	106,912	138,710
Incentive plans	1,606	1,995
Asset retirement obligations	68,989	77,698
Deferred revenues	18,919	22,500
Excess of pneumoconiosis benefit obligation over trust assets	3,262	3,185
Acquisition Costs	1,276	198
Restructuring	1,909	—
Other accruals	6,656	6,035
Total gross deferred assets	361,286	399,639
Less valuation allowance	(264,464)	(293,504)
Net deferred tax assets	96,822	106,135
Deferred tax liabilities:
Property, plant and equipment, differences due to depreciation and amortization	(94,868)	(104,992)
Other	(1,954)	(1,143)
Total gross deferred tax liabilities	(96,822)	(106,135)
Net deferred tax asset	$—	$—

As of December 31, 2013, the Company had significant deferred tax assets. The deferred tax assets include federal and state regular net operating losses, or NOLs, alternative minimum tax, or AMT, credit carryforwards, Indian Coal Tax Credit, or ICTC, carryforwards, charitable contribution carryforwards, and net deductible reversing temporary differences related to on-going differences between book and taxable income.
The Company believes it will be taxed under the AMT system for the foreseeable future due to the significant amount of statutory tax depletion in excess of book depletion expected to be generated by its mining operations. As a result, Westmoreland has determined that a valuation allowance is required for all of its regular federal net operating loss carryforwards and AMT credit carryforwards, since they are only available to offset future regular taxes. As of December 31, 2013, the Company has an estimated $7.2 million of AMT credit carryforwards, which have an indefinite carryover life, with no expiration.
As of December 31, 2013, the Company has an estimated $25.5 million in ICTC carryforwards that are available to offset the Company's regular tax and AMT liabilities. The Company has determined that a full valuation allowance is required for all its ICTC carryforward. The ICTC can generally be used to offset AMT liability. The Company does not believe it has sufficient positive evidence of significant magnitude to substantiate that its deferred tax asset for the ICTC carryforward is realizable at a more-likely-than-not level of assurance. As a result, the Company will continue to record a full valuation allowance on its ICTC carryforward; reversing valuation allowance only if utilized in a future year. ICTC credits are a general business credit with a 20-year carryforward period. The majority of the credits will expire in years 2020-2033.
The Company has determined that since its net deductible temporary differences will not reverse for the foreseeable future, and it is unable to forecast that it will have regular taxable income when they do reverse, a full valuation allowance is required for these deferred tax assets.
As of December 31, 2013, the Company has available Federal net operating loss carryforwards to reduce future regular taxable income, which expire as follows:

Expiration Date	Regular Tax
(In thousands)
2018	$28
2019	88,429
2020	32
2021	20
after 2022	176,413
Total	$264,922

As of December 31, 2013, the Company also has an estimated $701 million in state net operating loss carryforwards, expiring in years 2016 through 2033, to reduce future taxable income. The Company has recorded a full valuation allowance for all of its state net operating losses since it believes they will not be realized in the foreseeable future. A portion of our deferred tax assets include NOL benefits that if realized would result in an increase to other paid-in capital.
As of December 31, 2013, Westmoreland had no liability related to uncertain tax positions. The Company has elected under ASC 740-10-40 to recognize interest and penalties related to income tax matters in income tax expense.
The Company files tax returns in the U.S. federal jurisdiction and in various U.S. state jurisdictions, and is subject to examination by taxing authorities in all of these jurisdictions. From time to time, the Company's tax returns are reviewed or audited by various U.S. federal and state taxing authorities. The Company believes that adjustments, if any, resulting from these reviews or audits would not be material, individually or in the aggregate, to the Company's financial position, results of operations or liquidity. It is reasonably possible that the amount of unrecognized tax benefits related to certain of the Company's tax positions will increase or decrease in the next twelve months as audits or reviews are initiated and settled. At this time, an estimate of the range of a reasonably possible change cannot be made. With few exceptions, the Company is not subject to income tax examinations by U.S. federal or state jurisdictions for fiscal years prior to 2010.